UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012 (January 18, 2012)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi		38804
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 24, 2012, BancorpSouth, Inc. (the “Company”) issued a press release announcing the closing of its underwritten public offering of common stock. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 8.01. Other Events.

On January 24, 2012, the Company issued and sold 10,952,381 shares of its common stock, par value $2.50 per share (the “Common Stock”), pursuant to its previously announced offering of these securities (the “Offering”). The sales were made pursuant to an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein and into the Registration Statement (as hereinafter defined).

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-161213) (the “Registration Statement”). The Offering is more fully described in a prospectus supplement dated January 18, 2012 to the prospectus dated August 10, 2009 and filed with the Securities and Exchange Commission as part of the Registration Statement.

The legal opinion and consent of Riley Caldwell Cork & Alvis, P.A. as to the validity of the shares of Common Stock are filed as Exhibits 5.1 and 23.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein and into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

1.1	Underwriting Agreement, dated January 18, 2012, among the Company, Morgan Stanley & Co. LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein.

5.1	Opinion of Riley Caldwell Cork & Alvis, P.A.

23.1	Consent of Riley Caldwell Cork & Alvis, P.A (included in Exhibit 5.1).

99.1	Press release dated January 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Executive Vice President and Corporate Secretary

Date: January 24, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 18, 2012, among the Company, Morgan Stanley & Co. LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein.

5.1	Opinion of Riley Caldwell Cork & Alvis, P.A.

23.1	Consent of Riley Caldwell Cork & Alvis, P.A (included in Exhibit 5.1).

99.1	Press release dated January 24, 2012.